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                                                                       EXHIBIT 4


    COMMON STOCK                                                COMMON STOCK

      NUMBER                                                       SHARES
    --SPECIMEN--                                                --SPECIMEN--


                             W HOLDING COMPANY, INC.

         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO
                                  COMMON STOCK

                                                           SEE REVERSE SIDE FOR
                                                              CERTAIN LEGENDS
                                                             CUSIP 929251 10 6
THIS CERTIFIES THAT: -- SPECIMEN--

is the owner of   --SPECIMEN--

    Fully Paid and Nonassessable Shares of Common Stock, Par Value $1.00 Per
                                   Share, of

W Holding Company, Inc. (the "Corporation"), a Puerto Rico corporation with its principal executive office located in Mayaguez, Puerto Rico. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by his or her duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:                                        W HOLDING COMPANY, INC.
                                              BY:
      ATTEST:                       [SEAL]


                    SECRETARY                          CHAIRMAN OF THE BOARD
                                                       PRESIDENT AND CHIEF
                                                       EXECUTIVE OFFICER

Countersigned and Registered:

--------------------------------
Transfer Agent and Registrar

---------------------------------
Authorized Signature


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                             W HOLDING COMPANY, INC.

     The shares represented by this Certificate are issued subject to all the provisions of the Certificate of Incorporation and By-laws of W Holding Company, Inc. (the "Corporation"), as amended from time to time (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any stockholder, upon request and without charge, a list of the powers, designations, preferences and relative, participation, optional, or other special rights of each authorized class of stock or series thereof and the conditions, limitations and restrictions of such preferences and/or rights. Such request may be made to the Corporation at its principal executive office.




     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -as tenants in common            UNIF GIFT MIN ACT-__________Custodian__________
 TEN ENT -as tenants by the entireties                        (Cust)            (Minor)
 JT TEN  -as joint tenants with right of                    under Uniform Gifts to Minors
          survivorship and not as tenants                   Act_______________
          in common                                                (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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    PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL CODE, OF ASSIGNEE

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___________________________________________________________ shares of the
Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________
______________________________________________________________________________
Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ________________________


                    ------------------------------------------------------------
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT.